____________________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.   20549

                               _______________

                                   FORM 8-K

                       PURSUANT TO SECTION 13 OR 15(d)
                                    OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                               _______________

     Date of Report (date of earliest event reported):  February 23, 2001
                               _______________

                       TESSA COMPLETE HEALTH CARE, INC.
            (Exact name of registrant as specified in its charter)


            Georgia                      0-21099                58-0975098
 ----------------------------    ------------------------   ----------------
 (State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
      of incorporation)                                    Identification No.)



                35 Fulford Ave., Suite 101, Bel Air, MD 21014
                   (Address of principal executive offices)


                 (410) 893-0134 / (410) 893-6373 (Facsimile)
     (Registrant's telephone and facsimile numbers, including area code)


 ____________________________________________________________________________

 ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

      Not Applicable.


 ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

      Not Applicable.


 ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

      Not Applicable.


 ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

      Not Applicable.


 ITEM 5.   OTHER EVENTS

      Not Applicable.


 ITEM 6.   CHANGE OF REGISTRANT'S DIRECTORS AND MANAGEMENT

       Robert C. Flippin, the Company's former Chief Executive Officer, Chief Financial Officer, president and a director, resigned from all positions effectively immediately. Mr. Flippin was replaced by Brian Regan, DC ("Dr. Regan") as to all above mentioned positions. In addition, Robert Verhey and Judit Krueger, resigned as directors of the Company. Mr. Verhey was replaced by Norman Perry as a director of the Company.

      Dr. Regan has been associated with Tessa since 1998. and his primary emphasis has been in corporate operations. Prior to 1998, Dr. Regan owned and operated Chiro One, a franchise company which operated 8 rehabilitative clinics in the Maryland area and was eventually sold to Tessa in 1998. In addition, Dr. Regan has been practicing Chiropractic and rehabilitative services since 1987.

 ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      (a)  Financial Statements.  Not Applicable.

      (b)  Pro Forma Financial Statements.  Not Applicable.

           Exhibits.



 ITEM 8.   CHANGE IN FISCAL YEAR.

      Not Applicable.
                                  SIGNATURES

      Pursuant to requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  TESSA COMPLETE HEALTH CARE, INC.

 Date:  March 15, 2001       By:  /s/   Brian Regan, DC
                                  --------------------------------
                                  Brian Regan, DC, President & CEO